                                                                  Exhibit 10.1

                        PETROLEUM HEAT AND POWER COMPANY, INC.
                              EMPLOYEE STOCK BONUS PLAN


         This EMPLOYEE STOCK BONUS PLAN (the "Plan") provides for the grant of bonuses (each a "Bonus") consisting of shares of Class A common stock, $.10 par value (the "Common Stock"), of Petroleum Heat and Power Co., Inc., a Minnesota corporation (the "Company"), subject to the terms and conditions provided below.

         1. PURPOSES. The purposes of this Plan are to reward such employees (including directors who are employees) and consultants of the Company as the Plan Administrator shall select in accordance with Section 3 for their services to the Company to enable such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees.

         2. ADMINISTRATION. This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee designated by the Board and composed of two (2) or more members of the Board who are Non-Employee Directors (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. Unless otherwise specified by the Board in the resolutions creating or empowering the
Committee: (i) the members of any such Committee shall serve at the pleasure of the Board, (ii) a majority of the members of the Committee shall constitute a quorum, (iii) all actions of the Committee shall be taken by a majority of the members present, and (iv) any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting. The Board, or any such Committee, is referred to herein as the "Plan Administrator;" provided, that the term "Plan Administrator" when used in any provision of this Plan other than Sections 2 and 11 shall also be deemed to refer to any executive officer who has been authorized, as provided below, to grant Bonuses to Non-Insiders.

         Subject to the provisions of this Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to (a) construe and interpret this Plan; (b) define the terms used in this Plan; (c) prescribe, amend and rescind rules and regulations relating to this Plan; (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan; (e) determine the individuals to whom Bonuses shall be granted under this Plan and whether the Bonus shall be a Restricted Bonus or an Unrestricted Bonus; (f) determine the time or times at which Bonuses shall be granted under this Plan; (g) determine the number of shares of Common Stock covered by each Bonus; (h) determine all other terms and conditions of Bonuses; and (i) make all other determinations necessary or advisable for the administration of this Plan.
All decisions, determinations and interpretations made by the Plan
Administrator shall be binding and conclusive on all participants in this Plan and on their legal representatives, heirs and beneficiaries.

         The Board or the Committee may delegate to one or more executive officers of the Company the authority to grant Bonuses under this Plan to employees of the Company who, on the Date of Grant, are not subject to
Section 16(b) of the Exchange Act ("Non-Insiders"), and in connection therewith the authority to determine the number of shares of Common Stock covered by such Bonus and all other terms and conditions of such Bonuses. Unless expressly approved in advance by the Board or the Committee, such delegation of authority shall not include the authority to alter the terms of outstanding Bonuses.

         3. ELIGIBILITY. Bonuses may be granted to any individual who, at the time the Bonus is granted, is an employee of or consultant to the Company or any Related Corporation, including employees who are directors of the Company or any Related Corporation (but not including directors who are not also employees of the Company or any Related Corporation) (collectively "Employees"). No more than 1,000,000 shares of Common Stock (subject to adjustment in the event of a stock dividend, stock split, recapitalization, reorganization or similar event) may be subject to outstanding grants at any one time. During each calendar year of the term of the Plan, no person shall be eligible to receive Bonuses covering more than 100,000 shares of Common Stock (subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization or similar event). Any person to whom a Bonus is granted under this Plan is referred to as a "Grantee". Shares of Common Stock granted to a Grantee pursuant to a Bonus are referred to herein as "Bonus Shares." A "Related Corporation" shall mean any corporation controlling, controlled by or under common control with the Company.

         4.   TERMS AND CONDITIONS OF BONUSES.

              (a) Grant of Bonus. The Plan Administrator may grant to a Grantee (i) Bonus Shares subject to the restrictions stated in Section 4(c) (each such grant a "Restricted Bonus" and such shares "Restricted Bonus Shares") or (ii) Bonus Shares which are not subject to the restrictions stated in Section 4(c) (each such grant an "Unrestricted Bonus" and such shares "Unrestricted Bonus Shares"). The Grantee shall pay no consideration for Restricted Bonus Shares or Unrestricted Bonus Shares.

              (b) Bonus Agreement. As soon as practicable after the date the Bonus is awarded (the "Date of Grant"), the Company and the Grantee shall enter into a written agreement (a "Bonus Agreement") identifying the Date of Grant, and specifying the terms and conditions of the Bonus. Any Bonus under this Plan shall be governed by the terms of the Plan and the applicable Bonus Agreement.

              (c)  Restricted Bonus Shares.

                   (i) Restrictions. Subject to the provisions of the Plan and the Bonus Agreement, during the period (the "Restriction Period"), if any, set by the Plan Administrator at the Date of Grant, commencing with, and not exceeding ten (10) years from, the Date of Grant, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Bonus Shares. Within these limits, the Plan Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Plan Administrator may determine.

                   (ii) Dividends on Restricted Bonus Shares. Unless otherwise determined by the Plan Administrator, with respect to dividends on Restricted Bonus Shares, dividends payable in cash shall be paid to the Grantee and dividends payable in Common Stock shall be paid in the form of Restricted Bonus Shares. The payment of share dividends in additional Restricted Bonus Shares shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such payment.

                   (iii) Termination. Except to the extent otherwise provided in the Bonus Agreement and pursuant to Section 4(c)(i), in the event the Grantee ceases to be, for any reason, an Employee (such event a "Termination") during the Restriction Period, all Restricted Bonus Shares then subject to restriction shall be forfeited by the Grantee.

                   (iv) Escrow and Voting of Restricted Bonus Shares. At the time of the Grant, the Plan Administrator shall determine whether Restricted Bonus Shares shall be issued prior to the lapse of all restrictions, in which event such Restricted Bonus Shares shall be issued as soon as practicable following the Date of Grant, but subject to the provisions of this Section 4(c)(iv) or whether issuance of Restricted Bonus Shares shall be delayed until the lapse of all such restrictions. As to Restricted Bonus Shares to be issued prior to the lapse of restrictions, as soon as practicable following the Date of Grant, the appropriate officers of the Company shall prepare, issue and deliver certificate(s) representing Restricted Bonus Shares to the Chief Financial Officer or General Counsel of the Company (the "Administrative Executive") to be held by such person in accordance with this subsection (iv).

Any grant of Restricted Bonus Shares under this Plan shall be made conditioned on the Grantee's delivery to the Administrative Executive of stock power(s) duly transferring ownership of the Restricted Bonus Shares to the Company. The Administrative Executive shall deliver the share certificate(s) and stock power(s) to the Grantee only following the receipt of written certification from the Plan Administrator that the Restricted Period relating to the Restricted Bonus Shares has expired. Pending the delivery of share certificates representing Restricted Bonus Shares to the Grantee as provided in this Section 4(c)(iv) or the forfeiture of such shares as provided in Section 4(c)(iii), the Grantee shall be entitled to vote such shares and to receive dividends with respect thereto. As to Restricted Bonus Shares the issuance of which shall be delayed until the lapse of all restrictions with respect thereto, the Grantee shall have no right to receive dividends with respect to, or to vote, such Restricted Bonus Shares until the lapse of all such restrictions or the acceleration or waiving of such restrictions by the Plan Administrator.

              (d) Performance Goals. Any Bonus may be granted either alone or in addition to other Bonuses granted under the Plan. The Plan Administrator may condition the grant of any Bonus upon the attainment of specified performance goals or such other factors or criteria, including continued employment or consulting, as the Plan Administrator shall determine. Performance objectives may vary from Grantee to Grantee and among groups of Grantees and shall be based upon such Company subsidiary, group or division factors or criteria as the Plan Administrator may deem appropriate, including, but not limited to, earnings per share or return on equity. The other provisions of Bonuses also need not be the same with respect to each recipient. Unless specified otherwise in the Plan or by the Plan Administrator, the date of grant of a Bonus shall be the date of action by the Plan Administrator to grant the Bonus.

              (e) Right of Repurchase. At the option of the Plan Administrator, Bonus Shares issued under this Plan may be subject to a right of repurchase in favor of the Company upon Termination of the Grantee. The terms and conditions of such right of repurchase, if any, shall be set forth in the Bonus Agreement.

              (f)  Securities Regulation and Tax Withholding.

                   (i) Bonus Shares shall not be issued with respect to a Bonus unless the grant of such Bonus and the issuance and delivery of such Bonus Shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange or quotation system upon which the Common Stock may then be listed or quoted, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance of such Bonus Shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance of any Bonus Shares under this Plan, or the unavailability of an exemption from registration for the issuance of any Bonus Shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance of such Bonus Shares.

         As a condition to the issuance of Bonus Shares, the Plan Administrator may require the Grantee to represent and warrant in writing at the time of such issuance that such Bonus Shares are being acquired only for investment and without any then-present intention to sell or distribute such Bonus Shares. At the option of the Plan Administrator, a stop-transfer order against such Bonus Shares may be placed on the stock books and records of the Company, and a legend indicating that the Bonus Shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such Bonus Shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF BONUS SHARES.

                   (ii) The Grantee shall pay to the Company by certified or cashier's check, promptly upon grant of a Bonus or, if later, the date that the amount of such obligations becomes determinable (in either case, the "Tax Date"), all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines result upon grant of a Bonus, lapse of restrictions on transfer of Restricted Bonus Shares, transfer or other disposition of Bonus Shares or otherwise relate to a Bonus or Bonus Shares. Upon approval of the Plan Administrator, a Grantee may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

                        (A) by delivering to the Company shares of Common Stock previously held by such Grantee or by the Company withholding Bonus Shares otherwise issuable pursuant to the Bonus, which have a fair market value at the Tax Date (as determined by the Plan Administrator) equal to the tax obligation to be paid by the Grantee on such Tax Date; provided, that if the Grantee is subject to Section 16(b) of the Exchange Act (an "Insider") or if beneficial ownership of Bonus Shares is attributable to an Insider pursuant to the regulations under Section 16 of the Exchange Act, the Grantee will have executed, by a date not later than six (6) months prior to the Tax Date, an irrevocable election to satisfy its obligations under this Section 4(f)(ii) by having the Company withholding shares of Common Stock otherwise deliverable pursuant to the Bonus;

                        (B) by executing appropriate loan documents approved by the Plan Administrator by which the Grantee borrows funds from the Company to pay the withholding taxes due under this Section 4(f)(ii), with such repayment terms as the Plan Administrator shall select; or

                        (C) by complying with any other payment mechanism approved by the Plan Administrator from time to time.

                   (iii) The issuance, transfer or delivery of certificates representing Bonus Shares may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Internal Revenue Code of 1986, as amended (or any successor thereto) have been met.

              (g) Adjustment of Bonuses; Waivers. The Plan Administrator may adjust the restrictions, performance goals and measurements applicable to Bonuses (i) to take into account changes in law and accounting and tax rules;
(ii) to make such adjustments as the Plan Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances ln order to avoid windfalls or hardships; and (iii) to make such adjustments as the Plan Administrator deems necessary or appropriate to reflect any material changes in business conditions. In the event of hardship or other special circumstances of a Grantee and otherwise in its discretion, the Plan Administrator may waive in whole or in part any or all restrictions, conditions, vesting or forfeiture with respect to any Bonus granted to such Grantee.

              (h) Non-Competition. The Plan Administrator, in addition to any other requirement it may impose, may condition any discretionary adjustment or waiver pursuant to Section 4(g) upon a Grantee's agreement to
(i) not engage in any business or activity competitive with any business or activity conducted by the Company and (ii) be available for consultation at the request of the Company's management, on such terms and conditions as the Plan Administrator may determine.

              (i) Rights as Shareholder. A Grantee shall have no rights as a shareholder with respect to any Bonus Shares until the issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of a certificate representing the Bonus Shares. Subject to Section 4(c)(ii), no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificate is issued.

              (j) Beneficiary Designation. The Plan Administrator, in its discretion, may establish procedures for a Grantee to designate a beneficiary to whom any Bonus Shares issuable or amounts payable in the event of the Grantee's death are to be issued or paid.

              (k) Transfer Limitation on Stock. In addition to any other transfer restrictions which may be imposed under the Plan or any Bonus Agreement, a Grantee who is an Insider may not sell or otherwise transfer, in whole or in part, any Bonus Shares prior to the six-month anniversary of the issuance of such Bonus Shares, unless the Plan Administrator determines that the foregoing provisions are not necessary to make the transaction exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3.

         5. EFFECTIVE DATE; TERM. This Plan shall be effective as of April 5, 1997. Bonuses may be granted by the Plan Administrator from time to time thereafter until April 4, 2002 or until this Plan is terminated by the Board in its sole discretion. Termination of this Plan shall not terminate any bonus granted prior to such termination.

         6. NO OBLIGATIONS TO ACCEPT BONUS SHARES. The grant of an Bonus shall impose no obligation upon the Grantee to receive Bonus Shares.

         7. NO RIGHT TO BONUSES OR TO EMPLOYMENT. Whether or not any Bonuses are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of a Bonus shall ln no way constitute any form of agreement or understanding binding on the Company or any Related Corporation, express or implied, that the Company or any Related Corporation will employ or contract with a Grantee for any length of time, nor shall it interfere in any way with the Company's or, where applicable, a Related Corporation's right to terminate a Grantee's employment at any time, which right is hereby reserved.

         8. RULE 16b3-3. With respect to Insiders, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3. To the extent any provision of this Plan or action by the Plan Administrator fails to so comply, it shall be adjusted to comply with Rule 16b-3 to the extent permitted by law and deemed advisable by the Plan Administrator. It shall be the responsibility of Insiders and not of the Company or the Plan Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Plan Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3, or if any Insider incurs any lability under Section 16 of the Exchange Act.

         9. INDEMNIFICATION OF PLAN ADMINISTRATOR. In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Bonus granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

         10. AMENDMENT OF PLAN. The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Bonuses granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided, that, except to the extent otherwise provided in
Section 4(g), no amendment shall be made with respect to an outstanding Bonus which has the effect of reducing the benefits afforded to the Grantee thereof. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Grantees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement. Without limiting the generality of the foregoing, the Plan Administrator may modify grants to persons who are eligible to receive Bonuses under this Plan who are foreign nationals or employed outside the United States to recognize differences in local law, tax policy or custom.

         11. UNFUNDED STATUS OF PLAN. The Plan shall constitute an "unfunded" plan for incentive compensation. The Plan Administrator may authorize the creation of trusts or arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, that unless the Plan Administrator otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

                          PETROLEUM HEAT AND POWER CO., INC.

                                BONUS SHARES AGREEMENT
                              (RESTRICTED BONUS SHARES)


         THIS AGREEMENT, made as of this _____ day of _________, 1997 by PETROLEUM HEAT AND POWER CO., INC., a Minnesota Corporation (hereinafter called the "Company"), with _______________________________________________
(hereinafter call the "Grantee"):

         The Company has adopted a 1997 Stock Bonus Plan (the "Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement. Capitalized terms which are used herein without definition shall have the meanings ascribed to them in the Plan.

         The Plan Administrator, which is charged with the administration of the Plan pursuant to Section 2 thereof, has determined that it would be to the advantage and interest of the Company to grant the Bonus Shares provided for herein to the Grantee as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

         NOW, THEREFORE, pursuant to the Plan, the Company with the approval of the Plan Administrator hereby grants to the Grantee as of the date hereof (subject to the restrictions set forth herein) _______ shares of Class A Common Stock of the Company, par value $0.10 per share (the "Restricted Bonus Shares"), upon the following terms and conditions:

         1. Restriction Period. The Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber (collectively, the "Restrictions") Restricted Bonus Shares prior to three years from the date of grant (the "Restriction Period"). Upon the expiration of the Restriction Period, the Restrictions on the Restricted Bonus Shares shall lapse and thereafter such Shares shall be deemed to be fully vested Bonus Shares.

         2. Termination. In the event the Grantee ceases to be, for any reason, an Employee (such event a "Termination") during the Restriction Period, all Restricted Bonus Shares then subject to Restrictions shall be forfeited by the Grantee.

         3. Status of Restricted Bonus Shares. The Company shall not issue stock certificates for the Restricted Bonus Shares until the lapse of all Restrictions thereon. The Company shall deliver the share certificate(s) to the Grantee only following the receipt of written certification from the Plan Administrator that the Restriction Period relating to the Restricted Bonus Shares has expired. The Grantee shall have no right to receive dividends or other distributions with respect to, to vote, or to otherwise exercise any ownership rights with respect to such Restricted Bonus Shares until the lapse of all such Restrictions or the acceleration or waiving of such Restrictions by the Plan Administrator.

         4.   Securities Regulation and Tax Withholding.

              (i) Bonus Shares shall not be issued with respect to a Bonus unless the grant of such Bonus and the issuance and delivery of such Bonus Shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange or quotation system upon which the Common Stock may then be listed or quoted, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance of such Bonus Shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance of any Bonus Shares under this Plan, or the unavailability of an exemption from registration for the issuance of any Bonus Shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance of such Bonus Shares.

              (ii) The Grantee shall pay to the Company by certified or cashier's check, promptly upon grant of a Bonus or, if later, the date that the amount of such obligations becomes determinable (in either case, the "Tax Date"), all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines result upon grant of a Bonus, lapse of Restrictions on transfer of Restricted Bonus Shares, transfer or other disposition of Bonus Shares or otherwise relate to a Bonus or Bonus Shares. Upon approval of the Plan Administrator, a Grantee may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

                   (A) by delivering to the Company shares of Common Stock previously held by such Grantee or by the Company withholding Bonus Shares otherwise issuable pursuant to the Bonus, which have a fair market value at the Tax Date (as determined by the Plan Administrator) equal to the tax obligation to be paid by the Grantee on such Tax Date; provided, that if the Grantee is subject to Section 16(b) of the Exchange Act (an "Insider") or if beneficial ownership of Bonus Shares is attributable to an Insider pursuant to the regulations under Section 16 of the Exchange Act, the Grantee will have executed, by a date not later than six (6) months prior to the Tax Date, an irrevocable election to satisfy its obligations under this Section by having the Company withholding shares of Common Stock otherwise deliverable pursuant to the Bonus; or

                   (B) by complying with any other payment mechanism approved by the Plan Administrator from time to time.

              (iii) The issuance, transfer or delivery of certificates representing Bonus Shares may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Internal Revenue Code of 1986, as amended (or any successor thereto) have been met.

         5. Rights as Shareholder. A Grantee shall have no rights as a shareholder with respect to any Bonus Shares until the issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of a certificate representing the Bonus Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificate is issued.

         6. Invalid Transfers. In the event of any attempt by the Grantee to transfer, assign, pledge, hypothecate or otherwise dispose of any Restricted Bonus Shares or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Grant by notice to the Grantee and it shall thereupon become null and void.

         7. Notices. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Secretary, 2187 Atlantic Street, Stamford, Connecticut 06902 and any notice to the Grantee shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

         8. Controversies. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Grant, the determination by the Plan Administrator (as constituted at the time of such determination) of the rights of the Grantee shall be conclusive, final and binding upon the Grantee and upon any other person who shall assert any right pursuant to this Grant.

         9. Merger. Any provision to the contrary notwithstanding, all restrictions shall lapse and all Restricted Bonus Shares shall vest and be immediately issued to the Grantee at such time as the shareholders of the Company approve (i) any transaction involving the merger or consolidation of the Company with or into any other corporation except if this Company is the surviving corporation or (ii) the sale of all or substantially all of the assets of the Company in a single transaction or a related series of transactions.

                                  PETROLEUM HEAT AND POWER CO.,
                                  INC.


                                  By:_______________________________
                                     Name:
                                     Title:


ACCEPTED AND AGREED


________________________
Grantee

                          PETROLEUM HEAT AND POWER CO., INC.

                                BONUS SHARES AGREEMENT
                             (UNRESTRICTED BONUS SHARES)


         THIS AGREEMENT, made as of this _____ day of _________, 1997 by PETROLEUM HEAT AND POWER CO., INC., a Minnesota Corporation (hereinafter called the "Company"), with __________________________________________ (hereinafter call the "Grantee"):

         The Company has adopted a 1997 Stock Bonus Plan (the "Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement. Capitalized terms which are used herein without definition shall have the meanings ascribed to them in the Plan.

         The Plan Administrator, which is charged with the administration of the Plan pursuant to Section 2 thereof, has determined that it would be to the advantage and interest of the Company to grant the Bonus Shares provided for herein to the Grantee as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

         NOW, THEREFORE, pursuant to the Plan, the Company with the approval of the Plan Administrator hereby grants to the Grantee as of the date hereof _______ shares of Class A Common Stock of the Company, par value $0.10 per share (the "Bonus Shares"), upon the following terms and conditions:

         1. Issuance of Bonus Shares. Subject to Section 2 below, the Chief Financial Officer or General Counsel for the Company (the
"Administrative Executive") shall deliver share certificate(s) representing the Bonus Shares to the Grantee promptly following the date of Grant.

         2.   Securities Regulation and Tax Withholding.

              (i) Bonus Shares shall not be issued with respect to a Bonus unless the grant of such Bonus and the issuance and delivery of such Bonus Shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange or quotation system upon which the Common Stock may then be listed or quoted, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance of such Bonus Shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance of any Bonus Shares under this Plan, or the unavailability of an exemption from registration for the issuance of any Bonus Shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance of such Bonus Shares.

              (ii) The Grantee shall pay to the Company by certified or cashier's check, promptly upon grant of a Bonus or, if later, the date that the amount of such obligations becomes determinable (in either case, the "Tax Date"), all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines result upon grant of a Bonus, lapse of Restrictions on transfer of Restricted Bonus Shares, transfer or other disposition of Bonus Shares or otherwise relate to a Bonus or Bonus Shares. Upon approval of the Plan Administrator, a Grantee may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

                   (A) by delivering to the Company shares of Common Stock previously held by such Grantee or by the Company withholding Bonus Shares otherwise issuable pursuant to the Bonus, which have a fair market value at the Tax Date (as determined by the Plan Administrator) equal to the tax obligation to be paid by the Grantee on such Tax Date; provided, that if the Grantee is subject to Section 16(b) of the Exchange Act (an "Insider") or if beneficial ownership of Bonus Shares is attributable to an Insider pursuant to the regulations under Section 16 of the Exchange Act, the Grantee will have executed, by a date not later than six (6) months prior to the Tax Date, an irrevocable election to satisfy its obligations under this Section by having the Company withholding shares of Common Stock otherwise deliverable pursuant to the Bonus; or

                   (B) by complying with any other payment mechanism approved by the Plan Administrator from time to time.

              (iii) The issuance, transfer or delivery of certificates representing Bonus Shares may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Internal Revenue Code of 1986, as amended (or any successor thereto) have been met.

         3. Rights as Shareholder. A Grantee shall have no rights as a shareholder with respect to any Bonus Shares until the issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of a certificate representing the Bonus Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificate is issued.

         4. Notices. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Secretary, 2187 Atlantic Street, Stamford, Connecticut 06902 and any notice to the Grantee shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

         5. Controversies. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Grant, the determination by the Plan Administrator (as constituted at the time of such determination) of the rights of the Grantee shall be conclusive, final and binding upon the Grantee and upon any other person who shall assert any right pursuant to this Grant.

                                  PETROLEUM HEAT AND POWER CO.,
                                  INC.


                                  By:_____________________________
                                     Name:
                                     Title:


ACCEPTED AND AGREED


________________________
Grantee

                                       3